                                                                    EXHIBIT 15
                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below hereby constitutes and appoints JAY S. WINTROB, SUSAN L. HARRIS and CHRISTINE A. NIXON or any of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution, to do any and all acts and things and to execute any and all instruments that said attorneys-in-fact and agents may deem necessary or advisable to enable VARIABLE ANNUITY ACCOUNT FOUR ("Separate Account") of ANCHOR NATIONAL LIFE INSURANCE COMPANY ("Company"), and the Company, to comply with any rules, regulations and requirements of the Securities and Exchange Commission, and in connection with any variable annuity contracts that may be registered under the Securities Act of 1933, as amended ("1933 Act") and/or the Investment Company Act of 1940, as amended ("1940 Act") and offered in connection with the Separate Account, to comply with any rules, regulations and requirements of the Securities and Exchange Commission under the 1933 Act or the 1940 Act or under any other federal securities laws, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of the undersigned director to any instrument or document filed as a part of or in connection with or in any way related to (i) any action taken to comply with any rules, regulations or requirements of the Securities and Exchange Commission under the federal securities laws; (ii) any application for and the securing of any exemptions from the federal securities laws; (iii) the registration of additional variable annuity contracts under the 1933 Act or the 1940 Act, if registration is deemed necessary; and (iv) any and all amendments (including post-effective amendments) to any registration statement that may be filed in connection with the variable annuity contracts. The undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents shall do or cause to be done by virtue thereof.

        As required by the Securities Act of 1933, the Registration Statement has been signed by the following persons in the capacity and on the dates indicated.

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

      SIGNATURE                                   TITLE                             DATE
      ---------                                   -----                             ----
/s/ ELI BROAD                          President, Chief Executive Officer        November 22, 1994
-----------------------------            and Chairman of the Board
Eli Broad                                (Principal Executive Officer)

/s/ SCOTT L. ROBINSON                  Senior Vice President and Director        November 22, 1994
-----------------------------            (Principal Financial Officer)
Scott L. Robinson

/s/ N. SCOTT GILLIS                    Vice President and Controller             November 22, 1994
-----------------------------            (Principal Accounting Officer)
N. Scott Gillis

/s/ JAMES R. BELARDI                   Director                                  November 22, 1994
-----------------------------
James R. Belardi

/s/ LORIN M. FIFE                      Director                                  November 22, 1994
-----------------------------
Lorin M. Fife

/s/ JANA W. GREER                      Director                                  November 22, 1994
-----------------------------
Jana W. Greer

/s/ SUSAN L. HARRIS                    Director                                  November 22, 1994
-----------------------------
Susan L. Harris

                                        Director                                 ___________, 1994
-----------------------------
Gary W. Krat

/s/ CLARK P. MANNING, JR.               Director                                 November 22, 1994
-----------------------------
Clark P. Manning, Jr.

/s/ PETER McMILLAN                      Director                                 November 22, 1994
-----------------------------
Peter McMillan

/s/ JAY S. WINTROB                      Director                                 November 22, 1994
-----------------------------
Jay S. Wintrob
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